Exhibit 3.1

                            ARTICLES OF INCORPORATION
                            -------------------------

                                       OF

                             ORAVEST INTERESTS, INC.

         The undersigned natural, adult person, acting as incorporator of a corporation (hereinafter usually referred to as the "Corporation") pursuant to the provisions of the Colorado Corporation Code, hereby adopts the following Articles of Incorporation for said Corporation:

                                   ARTICLE I

                                      NAME
                                      ----

         The name of the Corporation shall be Oravest Interests, Inc.

                                   ARTICLE II

                                    DURATION
                                    --------

         The period of duration of the Corporation shall be perpetual.

                                  ARTICLE III

                                     PURPOSE
                                     -------

         The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated pursuant to the Colorado Corporation Code.

                                   ARTICLE IV

                                  CAPITAL STOCK
                                  -------------

         The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock with a par value of $0.001 per share.

                                   ARTICLE V

         PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF CAPITAL STOCK
         --------------------------------------------------------------

         No share of the capital stock authorized in Article IV shall have any preference over or limitation in respect to any other share of such capital stock. All shares of the capital stock authorized in Article IV shall have equal rights and privileges, including the following:

         1. All shares shall share equally in dividends. Subject to the applicable provisions of the laws of the State of Colorado, the Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends in cash, property, or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in these Articles of Incorporation. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than unreserved and unrestricted earned surplus, such dividend or distribution shall be identified as such, and the source and amount per share paid from each source shall be disclosed to the stockholder receiving the same concurrently with the distribution thereof and to all other stockholders not later than six months after the end of the Corporation's fiscal year during which such distribution was made.

         2. All stockholders shall share equally in distributions in partial liquidation. Subject to the applicable provisions of the laws of the State of Colorado, the Board of Directors of the Corporation may distribute, from time to time, to its stockholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets in cash or property, except when the Corporation is insolvent or when such distribution would render the Corporation insolvent. Each such distribution, when made, shall be identified as a distribution in partial liquidation, out of stated capital or capital surplus, and the source and amount per share paid from each source shall be disclosed to all stockholders of the Corporation concurrently with the distribution thereof. Any such distribution may be made by the Board of Directors from stated capital without the affirmative vote of any stockholders of the Corporation.

         3. Each outstanding share shall be entitled to one vote at stockholders' meetings, either in person or by proxy.

         4. Cumulative voting shall not be allowed in elections of directors or for any other purpose.

         5. No holders of shares of common stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of common stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue in such proportions based on stock ownership as said board in its discretion may determine.

         6. All shares, when issued, shall be fully paid and nonassessable.

         7. The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any stockholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Colorado. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

         8. The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

                                   ARTICLE VI

                                PLACE OF BUSINESS
                                -----------------

         The principal office and the principal place of business of the Corporation initially shall be located in Denver, Colorado. The Board of Directors, however, from time to time may establish such other offices, branches, subsidiaries, or divisions which it may consider to be advisable. The address of the Corporation's initial registered office in Colorado for purposes of the Colorado Corporation Code, as amended, shall be:

                           1624 Washington Street
                           Denver, Colorado  80203

         The name of the Corporation's initial registered agent at the address of the aforesaid registered office for purposes of this Code shall be:

                           William T. Hart

                                  ARTICLE VII

                                    DIRECTORS
                                    ---------

         The affairs of the Corporation shall be governed by a board of not less than three (3) nor more than seven (7) directors, who shall be elected in accordance with the By-laws of the Corporation. Subject to such limitation, the number of directors shall be fixed by or in the manner provided in the By-laws of the Corporation, as may be amended from time to time, except as to the number constituting the initial board, which number shall be three (3). The organization and conduct of the board shall be in accordance with the following:

         1. The names and addresses of the members of the initial Board of Directors, who shall hold office until the first annual meeting of the stockholders of the Corporation or until their successors shall have been elected and qualified, are:

             NAME                                   ADDRESS
-------------------------------- ----------------------------------------------

James L. Soreson                 5505 South 9th Street East
                                 Suite 305
                                 Murray, UT 84087

Douglas K. Goff                  5505 South 9th Street East
                                 Suite 305
                                 Murray, UT 84087

G. Clark Johnson                 5505 South 9th Street East
                                 Suite 305
                                 Murray, UT 84087

         2. The directors of the Corporation need not be residents of Colorado and shall not be required to hold shares of the Corporation's capital stock.

         3. Meetings of the Board of Directors, regular or special, may be held within or without Colorado upon such notice as may be prescribed by the By-laws of the Corporation. Attendance of a director at a meeting shall constitute a waiver by him of notice of such meeting unless he attends only for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

         4. A majority of the number of directors at any time constituting the Board of Directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         5. By resolution adopted by a majority of the Directors at any time constituting the Board of Directors, the Board of Directors may designate two or more directors to constitute an Executive Committee or one or more other committees each of which shall have and may exercise, to the extent permitted by law or in such resolution, all the authority of the Board of Directors in the management of the Corporation; but the designation of any such committee and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or him by law.

         6. Any vacancy in the Board of Directors, however caused or created, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and until his successor is duly elected and qualified.

                                  ARTICLE VIII

                                    OFFICERS
                                    --------

         The officers of the Corporation shall consist of a President, one or more Vice Presidents as may be prescribed by the By-laws of the Corporation, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by the By-laws of the Corporation. Any two or more offices may be held by the same person except the offices of President and Secretary.

                                   ARTICLE IX

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

         Meetings of the stockholders of the Corporation shall be held at such place within or without Colorado and at such times as may be prescribed in the By-laws of the Corporation. Special meetings of the stockholders of the Corporation may be called by the President of the Corporation, the Board of Directors, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. At any meeting of the stockholders, except to the extent otherwise provided by law, a quorum shall consist of a majority of the shares entitled to vote at the meeting; and, if a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote thereat shall be the act of the stockholders unless the vote of a greater number is required by law.

                                   ARTICLE X

                                     VOTING
                                     ------

         When, with respect to any action to be taken by stockholders of this Corporation, the Colorado Corporation Code requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, such action may be taken by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such action.

                                   ARTICLE XI

                                     BY-LAWS
                                     -------

         The initial By-laws of the Corporation shall be adopted by its Board of Directors. Subject to repeal or change by action of the stockholders, the power to alter, amend, or repeal the By-laws or to adopt new By-laws shall be vested in the Board of Directors.

                                  ARTICLE XII

            TRANSACTIONS WITH DIRECTORS AND OTHER INTERESTED PARTIES
            --------------------------------------------------------

         No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation, individually, or any firm with which such director is affiliated may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the Corporation, or a majority thereof, at or before the entering into such contract or transaction; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

                                  ARTICLE XIII

                                  INCORPORATOR
                                  ------------

         The name and address of the incorporator of the Corporation is as follows:

             NAME                                   ADDRESS
-------------------------------- ----------------------------------------------

William T. Hart                  1624 Washington Street
                                 Denver, Colorado  80203

         IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed his signature on the 16 day of February, 1984.

                                               /S/ WILLIAM T. HART
                                              ----------------------------------
                                                   William T. Hart



STATE OF COLORADO                   )
                                    )  ss.
CITY AND COUNTY OF DENVER           )

         I, JOHANA MASTERS , a Notary Public in and for the State of Colorado, hereby certify that on the 16TH day of February, 1984, personally appeared before me William T. Hart, being by me first duly sworn, who declared that he is the person who signed the foregoing Articles of Incorporation as incorporator and that the statements contained therein are true.

                                                         /S/ JOHANA MASTERS
                                                     ---------------------------
                                                           Notary Public

                                                           Notary Address:
                                                           ---------------


My Commission expires  MY COMM EXPIRES DEC. 13, 1987
                      ------------------------------

(SEAL)

SS: FORM D-4 (REV.7/91)                       MAIL TO:
SUBMIT IN DUPLICATE                  COLORADO SECRETARY OF STATE
FILING FEE:  $30.00 $25.00              CORPORATIONS SECTION
                                      1560 BROADWAY, SUITE 200
THIS DOCUMENT MUST BE TYPEWRITTEN      DENVER, COLORADO 80202
                                           (303) 894-2200

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION



     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

     FIRST:  The name of the corporation is (note 1) ORAVEST INTERNATIONAL, INC.
                                                     ---------------------------

     SECOND: The following amendment to the Articles of Incorporation was adopted on JUNE 22 19 90 , as prescribed by the Colorado Business
           -------     ----
Corporation Act, in the manner marked with an X below:

             Such amendment was adopted by the board of directors where no
-----        shares have been issued

  X          Such  amendment was adopted by a vote of the shareholders. The
-----        number of shares voted for the amendment was sufficient for approval.

  X          AT A MEETING HELD ON JUNE 22, 1990, THE MAJORITY OF THE
-----        STOCKHOLDERS VOTED TO CHANGE THE NAME OF THE CORPORATION FROM
             ORAVEST INTERNATIONAL, INC. TO CAMDON HOLDINGS, INC.




     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:



     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:


                                                                        (Note 1)
                             -----------------------------------------

                        By:  /s/ [signature illegible]
                             -----------------------------------------
                             Its                              President

                        and  /s/ [signature illegible]                  (Note 2)
                             -----------------------------------------
                             Its                              Secretary

                                                                        (Note 3)
                             -----------------------------------------
                             Its                               Director


     NOTES:  1.   EXACT CORPORATE NAME OF CORPORATION ADOPTING THE ARTICLES
                  OF AMENDMENTS. (IF THIS IS A CHANGE OF NAME AMENDMENT THE
                  NAME BEFORE THIS AMENDMENT IS FILED)
             2.   SIGNATURES AND TITLES OF OFFICERS SIGNING FOR THE CORPORATION.
             3.   WHERE NO SHARES HAVE BEEN ISSUED, SIGNATURE OF A DIRECTOR.

                              ARTICLES OF AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                              CAMDON HOLDINGS, INC.

                  Pursuant to the provisions of Section 7-2-106 of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                  FIRST:   The name of the corporation is CAMDON HOLDINGS, INC.

                  SECOND: The following amendments to the Articles of Incorporation were adopted on October 14, 1992, as prescribed by the Colorado Corporation Code, by a vote of shareholders.

                           RESOLVED, that the name of the corporation be changed to "AMERICAN TEMPERATURE CONTROL, INC."; and

                           FURTHER, RESOLVED, that effective at 8:00 o'clock a.m., Mountain Daylight Time, on October 21, 1992, the corporation's one mill ($0.001) par value common voting stock presently issued and outstanding be reverse split on a basis of one for three, retaining the par value at one mill per share, with appropriate adjustments being made in the additional paid in capital and stated capital accounts of the corporation.

                  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to-wit:

                                                            Number of Shares
                                   Number of Shares          Voted in Favor
       Class                          Authorized              of Amendment
       -----                          ----------              ------------

      Common                          15,297,260               13,767,534

                  THIRD:   This amendment does not provide for any exchange,
reclassification or cancellation of issued shares.

                  FOURTH: This amendment does effect a change in the stated capital of the corporation. The reverse split decreases the shares issued and outstanding from 15,297,260 to 5,099,086 post-split shares, and would decrease the stated capital of the Company from $15,297 to $5,099.

                                        CAMDON HOLDINGS, INC.

Date:   10-14-92                        By  /s/ James R. Sabo
      -----------                           ------------------------------------
                                            James R. Sabo, President



Date:   10-14-92                        By  /s/ Neil E. Signer
      -----------                           ------------------------------------
                                            Neil E. Signer, Secretary

SS: FORM D-4 (REV.7/91)
SUBMIT IN DUPLICATE                COLORADO SECRETARY OF STATE
FILING FEE:  $30.00 $25.00            CORPORATIONS SECTION

THIS DOCUMENT MUST BE TYPEWRITTEN


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION


     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

     FIRST:  The name of the corporation is (note 1)    AMERICAN TEMPERATURE
                                                        --------------------
CONTROL, INC.
--------------------------------------------------------------------------------

     SECOND: The following amendment to the Articles of Incorporation was adopted on DECEMBER 10 1993, as prescribed by the Colorado Business
           -----------    --
Corporation Act, in the manner marked with an X below:

             Such amendment was adopted by the board of directors where no
-----        shares have been issued

  X          Such amendment was adopted by a vote of the shareholders. The
-----        number of shares voted for the amendment was sufficient for approval.

THE NAME OF THE CORPORATION IS HEREBY CHANGED FROM AMERICAN TEMPERATURE CONTROL, INC. TO CONNECTIVITY AND TECHNOLOGIES, INC. AND ARTICLE IV OF THE ARTICLES OF INCORPORATION AS HEREBY AMENDED TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION TO 250,000,000 SHARES $0.001 PAR VALUE OF WHICH 215,000,000 ARE DESIGNATED VOTING SHARES AND 35,000,000 ARE DESIGNATED NON-VOTING SHARES


     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:


     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:


                             AMERICAN TEMPERATURE CONTROL, INC.         (Note 1)
                             -----------------------------------------

                        By:  /s/ [signature illegible]
                             -----------------------------------------
                             Its                             President

                        and  /s/ [signature illegible]                  (Note 2)
                             -----------------------------------------
                             Its                             Secretary

                             /s/ [signature illegible]                  (Note 3)
                             -----------------------------------------
                             Its                              Director



     NOTES:  1.   EXACT CORPORATE NAME OF CORPORATION ADOPTING THE ARTICLES OF
                  AMENDMENTS. (IF THIS IS A CHANGE OF NAME AMENDMENT THE NAME
                  BEFORE THIS AMENDMENT IS FILED)
             2.   SIGNATURES AND TITLES OF OFFICERS SIGNING FOR THE CORPORATION.
             3.   WHERE NO SHARES HAVE BEEN ISSUED, SIGNATURE OF A DIRECTOR.

                          MAIL TO: SECRETARY OF STATE    FOR OFFICE USE ONLY 002
                             CORPORATIONS SECTION        |
                           1560 BROADWAY, SUITE 200      |
MUST BE TYPED                 DENVER, CO 80202           |
FILING FEE:  $25.00            (303) 894-2251            |
MUST SUBMIT TWO COPIES        FAX (303 894-2242          |______________________



PLEASE INCLUDE A TYPED       ARTICLES OF AMENDMENT
SELF-ADDRESSED ENVELOPE             TO THE
                           ARTICLES OF INCORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is    CONNECTIVITY AND TECHNOLOGIES, INC.
                                       -----------------------------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on FEBRUARY 27TH 1996, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

                  No shares have been issued or Directors Elected -
---------         Action by Incorporators


                  No shares have been issued but Directors Elected -
---------         Action by Directors

                  Such amendment was adopted by the board of directors where
---------         shares have been issued and shareholder action was not
                  required

    X             Such amendment was adopted by a vote of the shareholders.  The
---------         number of shares voted for the amendment was sufficient for approval

THIRD: If changing corporate name, the new name of the corporation is PEACOCK FINANCIAL GROUP, INC.

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:




If these amendments are to have a delayed effective date, please list that date:
_______________________
            (Not to exceed ninety (90) days from the date of filing)



                                        Signature: /S/ DANNETTE UYEDA
                                                   -----------------------------
                                            Title  SECRETARY/TREASURER
                                                   -----------------------------

                                                                    REVISED 7/95

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                       CONNECTIVITY AND TECHNOLOGIES, INC.

         Pursuant to the provision of Colorado Corporation Act, Connectivity and Technologies, Inc. hereby adopts the following amendment to its Articles of Incorporation.

                                   AMENDMENTS
                                   ----------

         Article I of the Company's Articles of Incorporation was amended to read as follows:

         ARTICLE I - NAME. The name of the Corporation is Peacock Financial,
Inc.

         ARTICLE IV - CAPITALIZATION. The Company shall have the authority to consider and act upon the Company having the authority to have two classes of shares that being common stock and preferred stock. The aggregate number of common shares which the Corporation shall have the authority to issue is two hundred fifty million (250,000,000) shares of $.001 per share par value common stock. All voting rights of the corporation shall be exercised by the holders of the common stock, with each share of the common stock being entitled to one vote. Cumulative voting will not be allowed. All shares of common stock shall have equal rights in the event of dissolution. The preferred shares which the Corporation shall have the authority to issue is Class A consisting of ten million (10,000,000) shares with a par value of $0.01 per share, with the Board of Directors to fix the rights, privileges and preferences.

         Effective February 27, 1996, the shareholders approved a 1 for 200 reverse split of the issued and outstanding shares of the Company's common stock; retaining the par value per share, with appropriate adjustments being made in the additional paid in capital accounts of the Company.

                             ADOPTION OF AMENDMENTS

         The above amendments to the Articles of Incorporation of Connectivity and Technologies, Inc. was duly adopted by the shareholders of the corporation at a meeting held February 27, 1996, as follows:

------------------------------- ------------------ ---------------------------- ------------------
                                                                                Undisputed No.
                                Shares                                          of Votes
Voting Group Designation        Outstanding        Number of Votes Allowed      Represented
------------------------------- ------------------ ---------------------------- ------------------
Common Stock                    215,000,000        215,000,000                  206,963,750
------------------------------- ------------------ ---------------------------- ------------------

         The shareholders voted as follows on such Amendment:

----------------------------- ------------------------- ------------------------

Voting Group Designation      Votes For Amendment       Votes Against Amendment
----------------------------- ------------------------- ------------------------
Common Stock                  206,963,750               0
----------------------------- ------------------------- ------------------------

         The number of shares cast for the amendment by the sole voting group was sufficient for approval of the amendment by the voting group.

         IT WITNESS WHEREOF, the undersigned president and secretary, having been thereunto duly authorized, have executed the foregoing Articles of Amendment for the corporation this 27th day of February, 1996.

                                             Connectivity and Technologies, Inc.

                                             By:    /S/ DANNETTE UYEDA
                                                 -------------------------------
                                                  Dannette Uyeda, President
Attest:

    /S/ JORGEN OLSEN
    ----------------
Jorgen Olsen, Secretary

                          MAIL TO: SECRETARY OF STATE    FOR OFFICE USE ONLY 002
                             CORPORATIONS SECTION        |
                           1560 BROADWAY, SUITE 200      |
MUST BE TYPED                 DENVER, CO 80202           |
FILING FEE:  $25.00            (303) 894-2251            |
MUST SUBMIT TWO COPIES        FAX (303 894-2242          |______________________



PLEASE INCLUDE A TYPED       ARTICLES OF AMENDMENT
SELF-ADDRESSED ENVELOPE             TO THE
                           ARTICLES OF INCORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is    PEACOCK FINANCIAL GROUP, INC.
                                       -----------------------------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on FEBRUARY 27TH 1996, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

                  No shares have been issued or Directors Elected -
---------         Action by Incorporators


                  No shares have been issued but Directors Elected -
---------         Action by Directors

                  Such amendment was adopted by the board of directors where
---------         shares have been issued and shareholder action was not
                  required

    X             Such amendment was adopted by a vote of the shareholders.  The
---------         number of shares voted for the amendment was sufficient for approval

THIRD: If changing corporate name, the new name of the corporation is PEACOCK FINANCIAL CORPORATION

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:




If these amendments are to have a delayed effective date, please list that date:
(Not to exceed ninety (90) days from the date of filing)



                                                Signature: /S/ DANNETTE UYEDA
                                                           ---------------------
                                                    Title  SECRETARY/TREASURER
                                                           ---------------------

                                                                    REVISED 7/95